UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07410

Exact name of registrant as specified in charter:	Delaware Investments® National
Municipal Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	June 30, 2013

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments National Municipal Income Fund

June 30, 2013

	Principal
	Amount	Value
Municipal Bonds – 143.96%
Corporate-Backed Revenue Bonds – 15.69%
Buckeye, Ohio Tobacco Settlement Financing Authority Asset-Backed Series A-2
5.875% 6/1/47	$480,000	$389,458
6.50% 6/1/47	430,000	381,156
Golden State, California Tobacco Securitization Corporate Settlement Revenue
(Asset-Backed Senior Notes) Series A-1
4.50% 6/1/27	465,000	437,407
5.75% 6/1/47	1,615,000	1,387,560
Harris County, Texas Industrial Development Corporation Solid Waste Disposal
Revenue (Deer Park Refining Project) 5.00% 2/1/23	150,000	160,553
Illinois Railsplitter Tobacco Settlement Authority 6.25% 6/1/24	500,000	551,465
Louisiana Local Government Environmental Facilities & Community Development
Authority (Westlake Chemical)
Series A 6.50% 8/1/29	645,000	714,299
Series A-1 6.50% 11/1/35	255,000	277,427
Maryland Economic Development Corporation Facilities Revenue (CNX Marine Terminals) 5.75% 9/1/25	260,000	275,876
M-S-R Energy Authority, California Gas Series C 7.00% 11/1/34	1,000,000	1,240,040
•Navajo County, Arizona Pollution Control Revenue (Arizona Public Services-Cholla) Series D 5.75% 6/1/34	500,000	551,730
New Jersey Economic Development Authority Special Facility Revenue (Continental
Airlines Project) 5.25% 9/15/29 (AMT)	500,000	471,305
Ohio State Air Quality Development Authority Revenue Environmental Improvement
(First Energy) Series A 5.70% 8/1/20	260,000	294,575
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Allegheny Energy Supply) 7.00% 7/15/39	345,000	395,018
Pima County, Arizona Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power San Juan) 5.75% 9/1/29	250,000	257,330
Salt Verde, Arizona Financial Senior Gas Revenue 5.00% 12/1/37	400,000	396,436
St. John Baptist Parish, Louisiana Revenue (Marathon Oil) Series A 5.125% 6/1/37	500,000	502,040
Suffolk County, New York Tobacco Asset Securitization Series B 5.00% 6/1/32	750,000	741,833
Tobacco Settlement Financing Corporation, New Jersey Series 1A 5.00% 6/1/41	500,000	401,215
		9,826,723
Education Revenue Bonds – 25.83%
Arizona Board of Regents System Revenue (University of Arizona) Series A 5.00% 6/1/39	500,000	532,645
Bowling Green, Ohio Student Housing Revenue (CFP I State University Project) 6.00% 6/1/45	270,000	282,893
California Statewide Communities Development Authority School Facility Revenue
(Aspire Public Schools) 6.125% 7/1/46	625,000	638,094
California Statewide Communities Development Authority Student Housing Revenue
(Irvine, LLC - UCI East Campus) 6.00% 5/15/23	470,000	512,582
(Lancer Plaza Project) 5.625% 11/1/33	1,000,000	900,890
Deephaven, Minnesota Charter School (Eagle Ridge Academy Project) Series A 5.50% 7/1/43	500,000	477,420
Delaware County, Pennsylvania Authority (Villanova University) 5.00% 8/1/20	500,000	581,700
Iowa Higher Education Loan Authority Revenue (Private College Facilities) 5.00% 10/1/38	500,000	477,870
Marietta, Georgia Development Authority Revenue (Life University Income Project) 7.00% 6/15/39	430,000	445,420
Maryland Health & Higher Educational Facilities Authority (Loyola University) Series A 5.00% 10/1/39	650,000	683,391
Maryland State Economic Development Student Housing Revenue (University of
Maryland College Park Projects) 5.75% 6/1/33	370,000	380,989
Massachusetts State Health & Educational Facilities Authority Revenue (Harvard
University) Series A 5.00% 12/15/29	600,000	665,304
Missouri State Health & Educational Facilities Authority Revenue (Washington
University) Series B 5.00% 11/15/30	600,000	668,550
Monroe County, New York Industrial Development Revenue (Nazareth College Rochester Project) 5.50% 10/1/41	495,000	511,959
Montgomery County, Pennsylvania Higher Education & Health Authority Revenue (Arcadia University) 5.25% 4/1/30	550,000	573,117

New Jersey Economic Development Authority Revenue (Provident Group - Montclair) 5.875% 6/1/42	735,000	787,082
New York City, New York Trust for Cultural Resources (Whitney Museum of American Art) 5.00% 7/1/31	500,000	528,165
New York State Dormitory Authority (Columbia University) 5.00% 10/1/41	600,000	644,616
Oregon State Facilities Authority Revenue
(CHF-Ashland) 5.00% 7/1/44 (AGM)	1,000,000	1,023,300
#(Concordia University Project) Series A 144A 6.13% 9/1/30	135,000	139,356
Pennsylvania State Higher Educational Facilities Authority Revenue
(Edinboro University Foundation) 5.80% 7/1/30	400,000	421,352
(University Properties - East Stoudsburg University) 5.25% 7/1/19	510,000	549,449
Phoenix, Arizona Industrial Development Authority Revenue
(Eagle College Prep Project) Series A 5.00% 7/1/43	500,000	442,145
(Rowan University Project) 5.00% 6/1/42	1,000,000	1,005,680
Pima County, Arizona Industrial Development Authority Education Revenue (Edkey
Charter School Project) 6.00% 7/1/48	500,000	447,870
Private Colleges & Universities Authority Revenue, Georgia Revenue (Mercer University) Series A 5.00% 10/1/32	135,000	133,510
St Lawrence County, New York Industrial Development Agency (St. Lawrence University Project) 5.00% 7/1/26	270,000	302,751
Swarthmore Borough Authority (Swarthmore College Project) 5.00% 9/15/32	490,000	533,414
Troy, New York Capital Resource Revenue (Rensselaer Polytechnic) Series A 5.125% 9/1/40	600,000	624,234
Wyoming Community Development Authority Student Housing Revenue (CHF-Wyoming LLC) 6.50% 7/1/43	250,000	269,338
		16,185,086
Electric Revenue Bonds – 3.60%
Puerto Rico Electric Power Authority Revenue
Series A 5.00% 7/1/42	705,000	621,789
Series TT 5.00% 7/1/26	745,000	700,814
Series WW 5.50% 7/1/38	200,000	190,862
Series XX 5.25% 7/1/40	805,000	739,827
		2,253,292
Health Care Revenue Bonds – 24.49%
Arizona Health Facilities Authority Revenue (Catholic Healthcare West) Series D 5.00% 7/1/28	500,000	519,030
Brevard County, Florida Health Facilities Authority Revenue (Health First Inc. Project) 7.00% 4/1/39	90,000	101,854
Butler County, Pennsylvania Hospital Authority Revenue (Butler Health System Project) 7.125% 7/1/29	450,000	529,043
California Statewide Communities Development Authority Revenue (Kaiser Permanente) Series A 5.00% 4/1/42	1,000,000	1,018,030
Cape Girardeau County, Missouri Industrial Development Authority Health Care
Facilities Revenue (St. Francis Medical Center) Series A 4.00% 6/1/43	30,000	25,762
Hawaii Pacific Health Special Purpose Revenue Series A 5.50% 7/1/40	300,000	310,836
Illinois Finance Authority Revenue
(Franciscan Communities) Series A 5.125% 5/15/43	250,000	231,998
(Silver Cross & Medical Centers) 7.00% 8/15/44	450,000	503,397
Koyukuk, Alaska Revenue (Tanana Chiefs Conference Health Care Facility Project) 7.75% 10/1/41	300,000	326,040
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project) 6.50% 5/15/37	105,000	117,945
Lycoming County, Pennsylvania Authority Health System Revenue (Susquehanna
Health System Project) Series A 5.50% 7/1/28	500,000	519,005
Maine Health & Higher Educational Facilities Authority Revenue (Maine General Medical Center) 6.75% 7/1/41	300,000	339,048
Maricopa County, Arizona Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West) Series A 6.00% 7/1/39	500,000	538,690
Maryland Health & Higher Educational Facilities Authority Revenue (Carroll Hospital) Series A 5.00% 7/1/37	500,000	506,695
Monroe County, Pennsylvania Hospital Authority Revenue (Pocono Medical Center) Series A 5.00% 1/1/41	500,000	504,310
Montgomery County, Pennsylvania Industrial Development Authority Revenue
(Mortgage - Whitemarsh Continuing Care) 6.25% 2/1/35	675,000	676,262
Muskingum County, Ohio Hospital Facilities Revenue (Genesis Healthcare System Project) 5.00% 2/15/44	500,000	441,025
New Hampshire Health & Education Facilities Authority Revenue (Dartmouth-Hitchcock Medical Center) 6.00% 8/1/38	300,000	327,651
New Jersey Health Care Facilities Financing Authority Revenue (St. Peters University Hospital) 6.25% 7/1/35	300,000	318,300
New Mexico State Hospital Equipment Loan Council Revenue (Presbyterian Healthcare) 5.00% 8/1/39	500,000	507,580
New York State Dormitory Authority Revenue Non State Supported Debt
(Orange Regional Medical Center) 6.25% 12/1/37	500,000	532,405
Ohio State Hospital Facilities Revenue Refunding (Cleveland Clinic Health) Series A 5.50% 1/1/39	300,000	332,994
Orange County, Florida Health Facilities Authority Revenue (Mayflower Retirement Center)
5.00% 6/1/32	400,000	400,632
5.00% 6/1/36	250,000	247,133
5.125% 6/1/42	750,000	748,845
Oregon State Health & Science University Series E 4.00% 7/1/29	1,000,000	980,290

Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue
(Temple University Health System) Series A 5.50% 7/1/30	300,000	300,852
St. Cloud, Minnesota Health Care Revenue (Centracare Health System Project) Series A 5.125% 5/1/30	740,000	775,365
University Medical Center, Tuscon, Arizona Hospital Revenue 6.50% 7/1/39	500,000	547,595
West Virginia Hospital Finance Authority Revenue (Highland Hospital Obligation Group) 9.125% 10/1/41	500,000	616,030
Yavapai County, Arizona Industrial Development Authority Revenue (Yavapai Regional
Medical Center) Series A 5.25% 8/1/21 (RADIAN)	1,500,000	1,500,780
		15,345,422
Housing Revenue Bonds – 2.53%
California Municipal Finance Authority Mobile Home Park Revenue (Caritas Projects) Series A
5.50% 8/15/47	750,000	750,480
6.40% 8/15/45	430,000	447,346
Florida Housing Finance Homeowner Mortgage Revenue Series 2 5.90% 7/1/29 (NATL-RE) (AMT)	185,000	186,955
Puerto Rico Housing Finance Authority (Subordinated-Capital Fund Modernization) 5.50% 12/1/18 (HUD)	175,000	198,112
		1,582,893
Lease Revenue Bonds – 11.62%
California State Public Works Board Lease Revenue (Various Capital Projects) Series A 5.00% 4/1/37	1,000,000	1,028,500
Hudson Yards, New York Infrastructure Corporation Revenue Series A 5.75% 2/15/47	1,100,000	1,208,548
Idaho State Building Authority Revenue
(Health & Welfare Project) Series A 5.00% 9/1/24	135,000	154,755
(State Police) Series I 5.00% 9/1/23	760,000	876,774
New Jersey Economic Development Authority (School Facilities Construction) Series EE 5.00% 9/1/18	100,000	114,763
New York City, New York Industrial Development Agency (Senior Trips) Series A 5.00% 7/1/28 (AMT)	250,000	248,955
New York State Liberty Development Revenue (World Trade Center Project) 5.75% 11/15/51	970,000	1,075,245
Pima County, Arizona Industrial Development Authority Lease Revenue Metro Police Facility Revenue
(Nevada Project) Series A
5.25% 7/1/31	500,000	515,040
5.375% 7/1/39	500,000	520,805
Public Finance Authority, Wisconsin Airport Facilities Revenue (AFCO Investors II) 5.75% 10/1/31 (AMT)	500,000	466,510
San Jose, California Financing Authority Series A 5.00% 6/1/28	500,000	541,890
Ventura County, California Public Financing Authority Series A 5.00% 11/1/32	500,000	529,825
		7,281,610
Local General Obligation Bonds – 2.87%
Gila County, Arizona Unified School District #10 (Payson School Improvement Project of 2006)
Series A 5.25% 7/1/27 (AMBAC)	500,000	544,140
New York City, New York
Series A-1 5.25% 8/15/21	250,000	283,318
Series I-1 5.375% 4/1/36	250,000	283,153
Ramapo Local Development, New York Revenue Refunding Guaranteed 5.00% 3/15/33	670,000	690,227
		1,800,838
Special Tax Revenue Bonds – 23.12%
Anne Arundel County, Maryland Special Obligation Revenue (National Business Park - North Project) 6.10% 7/1/40	200,000	209,014
Brooklyn Arena Local Development, New York Pilot Revenue (Barclays Center Project)
6.25% 7/15/40	940,000	1,052,706
6.50% 7/15/30	300,000	345,804
California State Economic Recovery Series A 5.25% 7/1/21	260,000	303,056
California Statewide Communities Development Authority Revenue (Inland Regional Center Project) 5.375% 12/1/37	500,000	511,820
Guam Government Business Privilege Tax Revenue
Series A 5.00% 1/1/22	775,000	875,107
Series B-1 5.00% 1/1/42	1,000,000	1,030,030
Louisiana Stadium & Exposition District Refunding Senior Series A 5.00% 7/1/36	550,000	570,169
Massachusetts Bay Transportation Authority Senior Series A 5.25% 7/1/29	200,000	233,098
Miami-Dade County, Florida Special Obligation (Capital Appreciation & Income) Series B 5.00% 10/1/35 (NATL-RE)	1,000,000	1,038,800
Mosaic District, Virginia Community Development Authority Revenue Series A 6.875% 3/1/36	520,000	570,939
New Jersey Economic Development Authority Revenue
5.00% 6/15/28	200,000	202,882
5.00% 6/15/29	800,000	804,000
New York City, New York Industrial Development Agency Civic Facility Revenue
(YMCA of Greater New York Project) 5.00% 8/1/36	1,000,000	1,016,260
New York State Dormitory Authority (State Personal Income Tax Revenue-Education) Series A 5.00% 3/15/38	570,000	596,157
Peoria, Arizona Municipal Development Authority Sales Tax & Excise Shared Revenue
(Senior Lien & Subordinate Lien) 5.00% 1/1/18	1,085,000	1,229,663

Puerto Rico Sales Tax Financing Revenue
Series C 5.00% 8/1/22	530,000	593,881
First Subordinate
Series A 5.75% 8/1/37	245,000	250,535
Series C 5.00% 8/1/40	600,000	601,158
Series C 6.00% 8/1/39	300,000	313,704
Ω(Convertible Capital Appreciation) Series A 6.75% 8/1/32	220,000	214,267
Regional Transportation District, Colorado Tax Revenue (FasTracks Project) Series A 5.00% 11/1/26	500,000	567,545
San Mateo, California Special Tax Community Facilities District #2008-1 (Bay Meadows) 6.00% 9/1/42	95,000	98,102
Virginia Public Building Authority Series A 5.00% 8/1/26	1,000,000	1,121,220
^Wyandotte County, Kansas City, Kansas Unified Government Special Obligation
Revenue (Capital Appreciation) Sales Tax Subordinate Lien Series B 6.07% 6/1/21	205,000	132,282
		14,482,199
State General Obligation Bonds – 5.19%
California State Various Purposes
5.00% 9/1/41	460,000	476,197
5.00% 10/1/41	440,000	455,620
5.25% 11/1/40	320,000	335,456
6.00% 4/1/38	105,000	120,940
New York State Series A 5.00% 2/15/39	300,000	330,420
Oregon State Series K 5.00% 5/1/22	1,275,000	1,534,310
		3,252,943
Transportation Revenue Bonds – 22.10%
Bay Area, California Toll Authority Revenue (San Francisco Bay Area) 5.00% 4/1/27	750,000	832,703
Central Texas Regional Mobility Authority Revenue
Senior Lien 6.00% 1/1/41	520,000	560,986
Subordinate Lien 5.00% 1/1/42	720,000	669,456
Dallas/Fort Worth, Texas International Airport Series G 5.00% 11/1/33	1,000,000	1,032,800
Harris County, Texas Metropolitan Transit Authority Series A 5.00% 11/1/24	500,000	570,450
Maryland State Economic Development Revenue (Transportation Facilities Project) Series A 5.75% 6/1/35	255,000	277,330
Metropolitan Transportation Authority, New York
Series A 5.00% 11/15/41	500,000	513,405
Series C 5.00% 11/15/30	500,000	534,335
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue (First Senior Lien) Series A 5.25% 10/1/44	245,000	259,982
New Jersey State Turnpike Authority Revenue Series A 5.00% 1/1/27	1,000,000	1,094,010
New York Liberty Development Revenue (1 World Trade Center Port Authority Construction) 5.00% 12/15/41	500,000	522,080
North Texas Tollway Authority Special Projects System Series A 5.00% 9/1/20	250,000	294,640
Pennsylvania Turnpike Commission Subordinate (Special Motor License Foundation)
5.00% 12/1/22	500,000	564,330
Series B 5.00% 12/1/41	500,000	515,230
Port Authority of New York & New Jersey Special Project (JFK International Air Terminal)
6.00% 12/1/42	230,000	256,942
6.50% 12/1/28	500,000	538,675
Regional Transportation, Colorado District Revenue (Denver Transit Partners) 6.00% 1/15/41	500,000	548,000
St. Louis, Missouri Airport Revenue (Lambert St. Louis International)
5.00% 7/1/32 (AMT)	1,000,000	989,110
Series A-1 6.63% 7/1/34	325,000	367,942
Texas Private Activity Bond Surface Transportation Corporate Senior Lien Revenue
(LBJ Infrastructure)
7.00% 6/30/40	285,000	334,128
7.50% 6/30/33	665,000	808,700
(NTE Mobility Partners)
6.875% 12/31/39	1,000,000	1,154,590
7.50% 12/31/31	500,000	602,865
		13,842,689
Water & Sewer Revenue Bonds – 6.92%
Atlanta, Georgia Water & Wastewater Revenue Series A 6.25% 11/1/39	950,000	1,106,173
Los Angeles, California Wastewater System Revenue Series A 5.00% 6/1/27	500,000	554,885
New York City, New York Municipal Water Finance Authority (Second Generation
Resolution) Fiscal 2012 Series BB 5.25% 6/15/44	525,000	564,690
Phoenix, Arizona Civic Improvement Wastewater Systems Revenue (Junior Lien) Series A 5.00% 7/1/39	900,000	955,737
San Francisco, California City & County Public Utilities Commission Water Revenue Series F 5.00% 11/1/27	500,000	558,660

Texas State Series C 5.00% 8/1/22	500,000	593,065
		4,333,210
Total Municipal Bonds (cost $88,439,355)		90,186,905

Short-Term Investments – 1.60%
¤Variable Rate Demand Notes – 1.60%
∏City of Chicago Series F 0.03% 1/1/42 (LOC-JPMorgan Chase Bank N.A.)	500,000	500,000
Lower Neches Valley Authority Industrial Development (Exxon Mobil) 0.01% 11/1/38	500,000	500,000
Total Short-Term Investments (cost $1,000,000)		1,000,000

Total Value of Securities – 145.56%
(cost $89,439,355)		91,186,905
†Liquidation Value of Preferred Stock – (47.89%)		(30,000,000)
Receivables and Other Assets Net of Liabilities – 2.33%		1,458,840
Net Assets Applicable to 4,528,443 Shares Outstanding – 100.00%		$62,645,745

•Variable rate security. The rate shown is the rate as of June 30, 2013. Interest rates reset periodically.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June 30, 2013, the aggregate value of Rule 144A securities was $139,356, which represented 0.22% of the Fund’s net assets. See Note 4 in “Notes.”
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
^Zero coupon security. The rate shown is the yield at the time of purchase.
¤Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The rate shown is the rate as of June 30, 2013.
∏Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At June 30, 2013, the aggregate value of the restricted security was $500,000, which represented 0.80% of the Fund's net assets.
†See Note 3 in “Notes.”

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
HUD – Housing and Urban Development Section 8
LOC – Letter of Credit
NATL-RE – Insured by National Public Finance Guarantee Corporation
RADIAN – Insured by Radian Asset Assurance

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Investments National Municipal Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (March 31, 2010–March 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At June 30, 2013, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At June 30, 2013, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$89,462,860
Aggregate unrealized appreciation	$3,580,074
Aggregate unrealized depreciation	(1,856,029)
Net unrealized appreciation	$1,724,045

For federal income tax purposes, at March 31, 2013, capital loss carryforwards of $407,888 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $407,888 expires in 2018.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of June 30, 2013:

Level 2
Municipal Bonds	$90,186,905
Short-Term Investments	1,000,000
Total	$91,186,905

During the period ended June 30, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

3. Preferred Stock
On March 15, 2012, the Fund issued $30,000,000 Series 2017 Variable Rate MuniFund Term Preferred (VMTP) Shares, with $100,000 liquidation value per share in a privately negotiated offering. Proceeds from the issuance of VMTP Shares, net of offering expenses, were invested in accordance with the Fund’s investment objective. The VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

The Fund is obligated to redeem its VMTP Shares on April 1, 2017, unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Fund, subject to payment of a premium until April 1, 2014, and at par thereafter. The Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly.

The Fund uses leverage because its managers believe that, over time, leveraging may provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage; accordingly, the use of structural leverage may hurt the Fund’s overall performance.

Leverage may also cause the Fund to incur certain costs. In the event that the Fund is unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch Ratings and Moody’s Investors Service (Moody’s), funding dividend payments or funding redemptions), the Fund will pay additional fees with respect to the leverage.

4. Geographic, Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities, and may be subject to geographic concentration risk. In addition, the Fund has the flexibility to invest in issuers in Puerto Rico, the Virgin Islands, and Guam whose bonds are also free of individual state income taxes. The value of the Fund’s investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At June 30, 2013, 7% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB lower or by Standard & Poor’s (S&P) and/or Ba or lower by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding". "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Certain obligations held by the Fund may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of June 30, 2013, no securities have been determined to be illiquid the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the schedule of investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to June 30, 2013 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: